DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated February 25, 2005 (as amended April 14, 2005)

The following is added to the section of the Statement of Additional Information entitled "Distribution and Service" under "Investment Management Agreement":

The Delaware Diversified Income Fund is currently an investment option on the Personal Wealth Portfolios Program (the "Program") sponsored by Linsco/Private Ledger Corp. ("LPL"). Delaware Capital Management ("DCM"), an affiliate of LFD, also provides investment services to LPL in connection with the Program. To help defray a portion of the technology development costs of the Program, DCM paid $500,000 to LPL that contributed to the development of software applications and other technology necessary to operate the Program. DCM was later reimbursed by LFD for the money paid to LPL. As a result of this co-development effort, DCM has the opportunity to enter into an option agreement with the technology vendor to utilize the Program's software and other technology for business purposes unrelated to the Program, and DCM will receive preferred pricing for implementation and ongoing use of this technological platform. Because LPL benefited from the financial contributions to the co-development of technology, LPL's financial interests may conflict with its ability to use strictly objective factors in reviewing and evaluating the Delaware Diversified Income Fund for the Program. Notwithstanding the above, LPL represents that the Delaware Diversified Income Fund is required to satisfy the same due diligence requirements as all other mutual funds evaluated in connection with the Program.

This Supplement is dated July 28, 2005.